Quarterly Holdings Report
for
Fidelity® Digital Health ETF
March 31, 2023
DHE-NPRT3-0523
1.9903839.101
Common Stocks - 100.0%
	Shares	Value ($)
CONSUMER STAPLES - 9.2%
Food & Staples Retailing - 9.2%
Alibaba Health Information Technology Ltd. (a)	268,000	193,917
JD Health International, Inc. (a)(b)	36,600	272,287
Ping An Healthcare and Technology Co. Ltd. (a)(b)	61,200	154,833
Shop Apotheke Europe NV (a)(b)	1,922	174,194
Zur Rose Group AG (a)	2,419	111,689
		906,920
HEALTH CARE - 84.2%
Biotechnology - 1.5%
Zealand Pharma A/S (a)	4,802	150,436
Health Care Equipment & Supplies - 44.0%
Axonics Modulation Technologies, Inc. (a)	3,356	183,103
Cochlear Ltd.	1,990	315,461
Demant A/S (a)	6,636	232,474
DexCom, Inc. (a)	3,639	422,779
Fisher & Paykel Healthcare Corp.	18,006	300,224
Inspire Medical Systems, Inc. (a)	1,050	245,774
Insulet Corp. (a)	1,327	423,260
Integra LifeSciences Holdings Corp. (a)	4,007	230,042
Intuitive Surgical, Inc. (a)	1,927	492,290
iRhythm Technologies, Inc. (a)	1,794	222,510
Nevro Corp. (a)	4,361	157,650
ResMed, Inc.	2,039	446,521
Senseonics Holdings, Inc. (a)	111,203	78,954
Sonova Holding AG	1,307	384,281
Tandem Diabetes Care, Inc. (a)	4,819	195,700
		4,331,023
Health Care Providers & Services - 10.7%
Apollo Medical Holdings, Inc. (a)	4,209	153,502
Cigna Group	699	178,615
Corvel Corp. (a)	906	172,394
Hims & Hers Health, Inc. (a)	14,536	144,197
Premier, Inc.	6,822	220,828
R1 Rcm, Inc.	12,354	185,310
		1,054,846
Health Care Technology - 28.0%
American Well Corp. (a)	44,591	105,235
CompuGroup Medical AG	3,188	164,105
Computer Programs & Systems, Inc. (a)	3,495	105,549
Definitive Healthcare Corp. (a)	8,984	92,805
Doximity, Inc. (a)	6,469	209,466
Evolent Health, Inc. (a)	5,852	189,897
Health Catalyst, Inc. (a)	9,179	107,119
HealthStream, Inc.	4,665	126,422
JMDC, Inc.	4,400	150,425
Nextgen Healthcare, Inc. (a)	7,701	134,074
OptimizeRx Corp. (a)	5,201	76,091
Phreesia, Inc. (a)	4,732	152,796
Pro Medicus Ltd.	4,345	185,866
Sharecare, Inc. Class A (a)	43,648	61,980
Teladoc Health, Inc. (a)	8,757	226,806
Veeva Systems, Inc. Class A (a)	2,323	426,944
Veradigm, Inc. (a)	11,275	147,139
Yidu Tech, Inc. (a)(b)	100,700	93,902
		2,756,621
TOTAL HEALTH CARE		8,292,926
INDUSTRIALS - 2.0%
Professional Services - 2.0%
Maximus, Inc.	2,441	192,107
INFORMATION TECHNOLOGY - 4.6%
IT Services - 2.0%
Cognizant Technology Solutions Corp. Class A	3,209	195,524
Software - 2.6%
EngageSmart, Inc. (a)	6,075	116,944
Model N, Inc. (a)	4,351	145,628
		262,572
TOTAL INFORMATION TECHNOLOGY		458,096
TOTAL COMMON STOCKS (Cost $11,494,376)		9,850,049

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $11,494,376)	9,850,049
NET OTHER ASSETS (LIABILITIES) - 0.0%	2,254
NET ASSETS - 100.0%	9,852,303

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $695,216 or 7.1% of net assets.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.86%	-	416,614	416,614	152	-	-	-	0.0%
Total	-	416,614	416,614	152	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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